SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 26, 2002

(Date of earliest event reported)

Proxim Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30993	52-2198231

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

510 DeGuigne Drive
Sunnyvale, California 94085

(Address of principal executive offices) (Zip Code)

Registrant’s telephone, including area code: (408) 731-2700

Western Multiplex Corporation
1196 Borregas Avenue
Sunnyvale, California 94089

(Former name and former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

     On March 26, 2002, following receipt of approval of the stockholders of Western Multiplex Corporation (“Western Multiplex”) and Proxim, Inc. (“Proxim”), Western Multiplex and Proxim consummated a merger pursuant to the terms of the previously reported Agreement and Plan of Reorganization, dated as of January 16, 2002 (the “Merger Agreement”), among Western Multiplex, Proxim, and Walnut-Pine Merger Corp., a wholly-owned subsidiary of Western Multiplex (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub merged with and into Proxim (the “Merger”), with Proxim surviving the Merger as a wholly-owned subsidiary of Western Multiplex. In connection with the Merger, Western Multiplex changed its name to “Proxim Corporation” (the “Corporation”) and its ticker symbol to “PROX.” As a result of the Merger, each share of Proxim common stock was converted into the right to receive 1.8896 shares of the Corporation’s common stock.

     Jonathan N. Zakin is Chairman and Chief Executive Officer of the Corporation and David C. King is President and Chief Operating Officer of the Corporation. The Corporation’s Board of Directors consists of seven members: Michael Boskin, Merle Gilmore, David King, Jeffrey Saper, Kenneth Westrick, Joseph Wright, Jr. and Jonathan Zakin.

     The Merger Agreement is attached as Exhibit 2.1 hereto and is incorporated herein by reference. The press release announcing the completion of the Merger is attached as Exhibit 99.1 hereto and is incorporated herein by reference. The foregoing descriptions of such documents are qualified in their entirety by reference to such exhibits.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Business Acquired.

     Financial statements required by this item shall be filed not later than 60 days after the date that this report is required to be filed.

(b)  Pro Forma Financial Information.

     Pro forma financial information required by this item shall be filed not later than 60 days after the date that this report is required to be filed.

(c)  Exhibits.

     The exhibits listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

EXHIBIT NO.	TITLE

2.1	Agreement and Plan of Reorganization, dated as of January 16, 2002, among Western Multiplex Corporation, Walnut-Pine Merger Corp. and Proxim, Inc. (incorporated herein by reference to Appendix A to the Proxy Statement/Prospectus contained in Western Multiplex’s Registration Statement on Form S-4, dated February 25, 2002, and to Exhibit 2.1 to Western Multiplex’s Current Report on Form 8-K, dated as of January 16, 2002).

99.1	Press Release, dated March 26, 2002, announcing completion of the Merger.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROXIM CORPORATION (Registrant)

Dated: March 26, 2002	By:	/s/ Keith E. Glover

Keith E. Glover Chief Financial Officer, Executive Vice President and Secretary

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EXHIBIT INDEX

EXHIBIT NO.	TITLE

2.1	Agreement and Plan of Reorganization, dated as of January 16, 2002, among Western Multiplex Corporation, Walnut-Pine Merger Corp. and Proxim, Inc. (incorporated herein by reference to Appendix A to the Proxy Statement/Prospectus contained in Western Multiplex’s Registration Statement on Form S-4, dated February 25, 2002, and to Exhibit 2.1 to Western Multiplex’s Current Report on Form 8-K, dated as of January 16, 2002).

99.1	Press Release, dated March 26, 2002, announcing completion of the Merger.

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